EXHIBIT NO. 10(I)(B)(2)

Int. Cl.: 3

Prior U.C. Cls.: 1, 4, 6, 50, 51 and 52
                                                              Reg. No. 1,961,237
United States Patent and Trademark Office               Registered Mar. 12, 1996


                                    TRADEMARK
                               PRINCIPAL REGISTER


LA COMPAGNIE ULTRA-CLAIR INC.  (CANADA CORPORATION)
8425 GRENACHE STREET
VILLE D'ANJOU, QUEBEC HIJ  1C7, CANADA

   FOR:  WINDSHIELD  CLEANING FLUIDS, IN CLASS 3 (U.S.
CLS. 1, 4, 6, 50, 51 AND 52).
  PRIORITY   CLAIMED   UNDER  SEC.   44(D)  ON  CANADA
APPLICATION NO. 706874, FILED




 6-30-1992,   REG.  NO.  TMA428136,   DATED  6-3-1994,
EXPIRES 6-3-2004.
    NO  CLAIM  IS MADE TO THE  EXCLUSIVE  RIGHT TO USE
"WINDSHIELD WASHER", APART FROM THE MARK AS SHOWN.

     SER. NO. 74-299,942, FILED 7-30-1992.

DARREN COHEN, EXAMINING ATTORNEY